UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 January 22, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

MID-AMERICA APARTMENT COMMUNITIES, INC.
A self-managed Equity REIT

PRESS RELEASE

--------------------------------------------------------------------------------
FROM:      Simon R. C. Wadsworth
SUBJECT:   Mid-America Announces Taxable Composition of Its 2002 Distributions
DATE:      JANUARY 22, 2003
--------------------------------------------------------------------------------
Mid-America Announces Taxable Composition of Its 2002 Distributions

Memphis, TN: January 22, 2003.  Mid-America  Apartment  Communities,  Inc. (MAA:
NYSE) today announced the taxable composition of its 2002 distributions paid to shareholders. The amount of distribution referred to as return of capital is considered by the Internal Revenue Service to be a return of invested capital and should be applied to reduce the shareholders' tax cost basis of the related shares. The composition presented is applicable to all dividend distributions during 2002.

Common Shares (CUSIP No. 59522J103)

                                         Cash             Ordinary            Long Term
   Record Date         Payment         Dividend           Taxable              Capital         Return of
                         Date          per Share          Dividend              Gain            Capital
------------------ ----------------- -------------- --------------------- ------------------ ---------------
    1/24/2002         1/31/2002        $ 0.5850            49.37%               0.00%            50.63%
    4/23/2002         4/30/2002        $ 0.5850            49.37%               0.00%            50.63%
    7/24/2002         7/31/2002        $ 0.5850            49.37%               0.00%            50.63%
   10/24/2002         10/31/2002       $ 0.5850            49.37%               0.00%            50.63%

Preferred Shares

                                                 Cash           Ordinary         Long Term
                                               Dividend          Taxable          Capital         Return of
Series                                        per Share         Dividend            Gain           Capital
------------------------------------------ ----------------- ---------------- ----------------- --------------
Series A (CUSIP# 59522J202)                    $ 2.3748          100.00%           0.00%            0.00%
Series B (CUSIP# 59522J301)                    $ 2.2188          100.00%           0.00%            0.00%
Series C (CUSIP# 59522J400)                    $ 2.3436          100.00%           0.00%            0.00%
Series F (CUSIP# 59522J608)                    $ 2.3125          100.00%           0.00%            0.00%

This release is based on the preliminary work the company has performed on its filings and is subject to correction or adjustment based on the completion of those filings. The company is releasing information at this time to aid those required to distribute 1099s on the company's dividends. No material change in the taxable composition is expected.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  January 22, 2003     /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)